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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 4, 2006
                               (December 29, 2005)

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                         CHINA ENTERTAINMENT GROUP, INC.
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           (Name of small business issuer as specified in its charter)


            NEVADA                       000-29019               22-3617931
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  (State or jurisdiction of       (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


            Unit 503C Miramar Tower
132 Nathan Road, Tsimshatsui, Hong Kong, China                      n/a
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   (Address of principal executive offices)                     (Zip Code)


       Issuer's telephone number, including area code: 011-852-2313-1888


                           CHINA ARTISTS AGENCY, INC.
         ---------------------------------------------------------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

(c)   APPOINTMENT OF CHIEF ACCOUNTING OFFICER (Principal Accounting Officer)

      Effective December 29, 2005, Ms. Dorothy Wong was appointed as the Chief Accounting Officer (principal accounting officer) of China Entertainment Group, Inc. (the "Registrant").

      Dorothy Wong. Ms. Dorothy Wong, age 39, is the Chief Accounting Officer of China Entertainment Group, Inc. Ms. Wong received her degree in Accountancy from City Polytechnic University in 1990. She is member of the Hong Kong Institute of Certified Public Accountants. She is the Financial Controller and Company Secretary of China Star Entertainment Limited ("China Star"), a shareholder of the Registrant. She joined China Star in 2001. Prior to her employment with China Star, she worked with an international accounting firm for over 10 years.

      Ms. Wong has no family relationships with any of the Registrant's other executive officers or directors. No transactions occurred in the last two years to which the Registrant was a party in which Ms. Wong had or is to have a direct or indirect material interest. Ms. Wong does not have an employment agreement with the Registrant.

                            [SIGNATURES PAGE FOLLOWS]
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006                 China Entertainment Group, Inc.


                                      By: /s/ Tang Chien Chang
                                          --------------------------------------
                                          Tang Chien Chang
                                          Chief Executive Officer